                                     AIMCO
                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY

                               INVESTOR CONFERENCE

                                    JUNE 2001

                            FORWARD LOOKING STATEMENT



---------------------------------------o----------------------------------------



This presentation contains information that is forward-looking, including statements regarding the Company's future financial performance. Actual results may differ materially from those described and could be affected by a variety of factors including economic conditions; changes in interest rates; governmental regulations; competition; financing risks; variations in real estate values; the failure of acquisitions to perform in accordance with expectations; possible environmental liabilities; and other risks described in our filings with the Securities and Exchange Commission. These forward-looking statements reflect management's judgment as of this date, and we assume no obligation to revise or update them to reflect future events or circumstances.


[AIMCO LOGO]

                                 THE AIMCO PLAN

                                 TERRY CONSIDINE
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER




[AIMCO LOGO]

                                 THE AIMCO PLAN
---------------------------------------o----------------------------------------

                                 WHAT AIMCO DOES

         1.       Invest In Multifamily - And Multifamily Only

         2.       Use Moderate Financial Leverage

         3.       Target Mid-Teen IRR's To Shareholders


[AIMCO LOGO]

                                 THE AIMCO PLAN
---------------------------------------o----------------------------------------

                                WHY MULTIFAMILY?

                               Predictable Demand



         o        Based on Long-Term Demographic Factors

                  o        Immigration

                  o        Echo Boom

                  o        Household Formations


[AIMCO LOGO]

                                 THE AIMCO PLAN
---------------------------------------o----------------------------------------

                                WHY MULTIFAMILY?

                               Predictable Demand

                                  IMMIGRATION

                                    [CHART]


                 (millions)
1980                14.0
1990                20.0
2000                26.8
2010                33.5
2020                38.3
2030                43.9


          ACTUAL AND PROJECTED FOREIGN-BORN POPULATION (DECADE ENDING)


                            Source: US Census Bureau


[AIMCO LOGO]

                                 THE AIMCO PLAN
---------------------------------------o----------------------------------------

                                WHY MULTIFAMILY?

                              Predictable Demand

                                   ECHO BOOM

                                  [BAR GRAPH]

                 (millions)
1970                49.1
1980                67.0
1990                69.0
2000                68.1
2010                72.7
2020                76.7
2030                79.3

                            Young Adult (18-35) Population
                            Source: US Census Bureau


[AIMCO LOGO]

                                 THE AIMCO PLAN
---------------------------------------o----------------------------------------

                                WHY MULTIFAMILY?

                              Predictable Demand


                              HOUSEHOLD FORMATIONS

                                  [BAR GRAPH]

                                         (Millions)
                                         ----------
                              1995          98
                              2010         115

           Household Formations Will Increase To 115 Million In 2010
                        From 98 Million In 1995 Or 17.5%


[AIMCO LOGO]

                                 THE AIMCO PLAN
---------------------------------------o----------------------------------------

                                WHY MULTIFAMILY?


                            Low Rate of Obsolescence

                  o        Long Useful Life

                  o        Predictable Capital Replacements

                  o        Upgrades Earn Attractive Returns



[AIMCO LOGO]

                                 THE AIMCO PLAN
---------------------------------------o----------------------------------------

                                WHY MULTIFAMILY?


                               Impact Of Economy


                  o        Median Income

                  o        Employment Opportunities

                  o        New Building



[AIMCO LOGO]

                                 THE AIMCO PLAN
---------------------------------------o----------------------------------------

                   WHAT AIMCO DOES TO INCREASE PREDICTABILITY

                  Geographic Diversification By Free Cash Flow

                      (APARTMENT PROPERTIES IN 47 STATES)

                                    [CHART]

Los Angeles                                     0.6%
New York                                        0.6%
Daytona Beach                                   0.6%
Montgomery                                      0.6%
Columbia                                        0.6%
Hartford                                        0.7%
Lafayette                                       0.7%
Columbus                                        0.8%
Dutchess County                                 0.8%
San Francisco                                   0.8%
Orange County                                   0.8%
Tucson                                          0.9%
Charlotte-Gastonia-Rock Hill                    0.9%
Salt Lake City-Ogden                            1.0%
Middlesex-Somerset-Hunterdon                    1.1%
Cincinnati                                      1.1%
Minneapolis-St. Paul                            1.1%
Fort Wayne                                      1.2%
Jacksonville                                    1.2%
West Palm Beach-Boca Raton                      1.3%
Fort Lauderdale                                 1.3%
San Antonio                                     1.3%
Lansing-East Lansing                            1.3%
Nashville                                       1.4%
Grand Rapids-Muskegon-Holland                   1.4%
Raleigh-Durham-Chapel Hill                      1.5%
Baltimore                                       1.6%
Austin-San Marcos                               1.7%
San Diego                                       1.8%
Denver                                          2.1%
Norfolk-Virginia Beach-Newport News             2.3%
Orlando                                         2.7%
Dallas                                          2.7%
Tampa-St. Petersburg-Clearwater                 2.9%
Miami                                           2.9%
Philadelphia                                    3.2%
Indianapolis                                    3.5%
Houston                                         3.7%
Atlanta                                         3.9%
Phoenix-Mesa                                    4.5%
Chicago                                         5.3%
Washington                                     10.7%
Other Markets                                  22.1%


[AIMCO LOGO]

                                 THE AIMCO PLAN
---------------------------------------o----------------------------------------


                   WHAT AIMCO DOES TO INCREASE PREDICTABILITY

                           Geographic Diversification

                           TOP 25 MARKETS IN 17 STATES

                       AND COMPRISE 67% OF FREE CASH FLOW


                                    [US MAP]



[AIMCO LOGO]

                                 THE AIMCO PLAN
---------------------------------------o----------------------------------------


                                 WHAT AIMCO DOES

                           TO INCREASE PREDICTABILITY

                         Diversification by Price Point


o Well Diversified From Less Than $500 To Greater Than $1000 Monthly Rents for Conventional Units



                                    # Of                          % Of Total
                                 Conventional       FCF          Conventional
                                    Units       ($ Millions)         FCF
                                 ------------   ------------     ------------


Average Monthly Rent > $1000        8,605            22.6              10.8%

Average Monthly Rent $900-$1000     7,180            17.5               8.4%

Average Monthly Rent $800-$900     12,183            24.5              11.7%

Average Monthly Rent $700-$800     15,759            26.0              12.4%

Average Monthly Rent $600-$700     38,355            50.4              24.1%

Average Monthly Rent $500-$600     36,019            36.4              17.4%

Average Monthly Rent <$500         16,292            10.8               5.2%





[AIMCO LOGO]

                                 THE AIMCO PLAN
---------------------------------------o----------------------------------------


                                 WHAT AIMCO DOES

                           TO INCREASE PREDICTABILITY

                        Diversification By Apartment Type



o        Garden -- 85% Of Real Estate Free Cash Flow

o        Mid Rise -- 4% Of Real Estate Free Cash Flow

o        High Rise -- 11% Of Real Estate Free Cash Flow






[AIMCO LOGO]

                                 THE AIMCO PLAN
---------------------------------------o----------------------------------------


                           TO MAINTAIN PREDICTABILITY

                                   AIMCO DOES



         o        NOT Invest Outside Multifamily

                  o        NOT In Technology Companies

                  o        NOT in Furniture Rental, etc.

         o        NOT Develop Property

                  o        Low Risk-Adjusted Returns

                  o        High Real Depreciation Of New Assets

         o        NOT Use Corporate Recourse Debt Except For
                  Short-Term Purposes

                  o        Exposes Entire Entity Rather Than Single Asset

                  o        Exposes Preferred And Common Shareholders
                            To Greater Entity Risk

                  o        Largely Shorter Term And Interest Only Creating
                            Repricing And Refunding Risk




[AIMCO LOGO]

                                 THE AIMCO PLAN
---------------------------------------o----------------------------------------

                            AIMCO INVESTS ONLY WITH

                                EXPECTED IRR >20%


         o        Transactions Driven By Life Events And Complexity


         o        Not Auctions Where Pricing Is Efficient


         o Focused On Acquisition Cost Because Low Initial Returns Hard To Overcome




[AIMCO LOGO]

                                 THE AIMCO PLAN
---------------------------------------o----------------------------------------



                    AIMCO INVESTS ONLY WITH EXPECTED IRR >20%

                                 IRR Sensitivity



      3% GROWTH REQUIRED TO ACHIEVE 20% IRR @ 55% LTV AND 10.25% CAP RATE
                                     WHILE
      7.75% GROWTH REQUIRED TO ACHIEVE 20% IRR @ 55% LTV AND 7.5% CAP RATE





                                     [GRAPH]







[AIMCO LOGO]

                                 THE AIMCO PLAN
---------------------------------------o----------------------------------------


                            AIMCO USES PROPERTY DEBT



         o        Safer

                  -        Long Term (20 Years)

                  -        Fixed Rate

                  -        Fully Amortizing

                  -        Non Cross-Collateralized

                  -        Non-Recourse Beyond Property

         o        Less Expensive

                  -        Lender Is Secured

                  -        Tax Exempt (Where Appropriate)





[AIMCO LOGO]

                                 THE AIMCO PLAN
---------------------------------------o----------------------------------------


                           AIMCO FOCUSES MANAGEMENT ON

                               SHAREHOLDER RETURNS




         o        Management Compensation Tied To Shareholder Returns


         o        Management Ranked

                  -        Best Performers Receive Highest Compensation

         o        Incentive Compensation Paid In Equity


                  -        Options

                  -        Restricted Stock


         o        HPU Investment Program




[AIMCO LOGO}

                                 THE AIMCO PLAN
---------------------------------------o----------------------------------------




                        AIMCO HAS PRODUCED THESE RESULTS





                                    [CHART]




         o        18% Compounded Growth In AFFO Per Share

         o        21.6%* Compounded Growth In NAV Per Share



                     *Source: Salomon Smith Barney Research


[AIMCO LOGO]

                                 THE AIMCO PLAN
---------------------------------------o----------------------------------------

                        AIMCO HAS PRODUCED THESE RESULTS

                                  [BAR CHART]

1995           $1.66
1996           $1.70
1997           $1.85
1998           $2.25
1999           $2.50
2000           $2.80
2001           $3.12



                  o        11% Compounded Growth

                  o        14% Return From Cash Dividends Alone


[AIMCO LOGO]

                                 THE AIMCO PLAN
---------------------------------------o----------------------------------------

                        AIMCO HAS PRODUCED THESE RESULTS


                                    [CHART]


                  o        Five-year Compounded Total Return Of 28%

                  o        Outperformed All Major Indices


[AIMCO LOGO]

                                 THE AIMCO PLAN
---------------------------------------o----------------------------------------

                                 AIMCO PROSPECTS


                                   Near Term:


                  o        Sluggish Economy Impacts Occupancy

                  o        Year To Year Comparisons Are Made
                           Difficult Because Of Prior Year
                           Non-Recurring Income



[AIMCO LOGO]

                                 THE AIMCO PLAN
---------------------------------------o----------------------------------------

                                 AIMCO PROSPECTS


                                  Longer Term:

                  o        Improve Operations

                           -        Increase Occupancy

                           -        Reduce Turnover

                           -        Reduce Operating Costs



[AIMCO LOGO]

                                 THE AIMCO PLAN
---------------------------------------o----------------------------------------

                                 AIMCO PROSPECTS



                                  Longer Term:

                  o        Redevelop And Enhance Properties

                  o        Continue Partnership Acquisitions

                  o        Sell Lowest Rated Properties

                  o        Exit Markets Without Critical Mass

                  o        Reduce Third Party Management

                  o        Make Opportunistic Acquisitions


[AIMCO LOGO]

                                    THE AIMCO
                                MANAGEMENT TEAM


                                PETER KOMPANIEZ
                          VICE CHAIRMAN AND PRESIDENT


[AIMCO LOGO]

                            THE AIMCO MANAGEMENT TEAM
---------------------------------------o----------------------------------------

                           PEOPLE ARE ALL - IMPORTANT

         o     Aimco Has A Deep Bench

         o     Combined 198 Years Experience Among Ten Senior Managers

         o     Middle Managers Are Groomed For Increasing Responsibility

         o     Replacements/Back-ups Are Identified For Key Positions


[AIMCO LOGO]

                            THE AIMCO MANAGEMENT TEAM
---------------------------------------o----------------------------------------


                              EXECUTIVE MANAGEMENT


               -- TERRY CONSIDINE, Chairman And Chief Executive Officer

               -- PETER KOMPANIEZ, Vice Chairman And President

               -- HARRY ALCOCK, Chief Investment Officer

               -- JOEL F. BONDER, General Counsel And Secretary

               -- JOSEPH DETUNO, Redevelopment

               -- PATRICK J. FOYE, Partnerships

               -- LANCE J. GRABER, Acquisitions

               -- STEVEN D. IRA - Divisional Vice President And Co-Founder

               -- PAUL MCAULIFFE - Chief Financial Officer

               -- RON MONSON - Head Of Property Operations


[AIMCO LOGO]

                            THE AIMCO MANAGEMENT TEAM
---------------------------------------o----------------------------------------


                            ORGANIZATIONAL STRUCTURE




                                                             -----------------
                                                              TERRY CONSIDINE
                                                                CHAIRMAN/CEO
                                                             -----------------

          -----------------                  ----------------------     ---------------------                      ----------------
           PETER KOMPANIEZ                         RON MONSON              PAUL MCAULIFFE                           JOSEPH DETUNO
            VICE CHAIRMAN/                    EVP HEAD OF PROPERTY       EVP CHIEF FINANCIAL                            EVP
              PRESIDENT                            OPERATIONS                 OFFICER                               REDEVELOPMENT
          -----------------                  ----------------------     ---------------------                      ----------------

-----------------      ----------------------                           ---------------------  ----------------    ----------------
  HARRY ALCOCK              PAT FOYE                                        TOM NOVOSEL           PAT HEATH          MARI AKERS
EVP ACQUISITIONS               EVP                                           SVP, CHIEF         SVP, TREASURY         SVP HUMAN
 ASSET MANAGEMENT          PARTNERSHIPS                                  ACCOUNTING OFFICER                           RESOURCES
-----------------      ----------------------                           ---------------------  ----------------    ----------------

-----------------      ----------------------                           ---------------------  ----------------
 PATTI FIELDING             MARTHA LONG                                     JIM WALLACE         KATIE MURPHREE
   SVP, DEBT              SVP, SERVICE CO.                                    SVP, TAX           VP, INVESTOR
                                                                                                  RELATIONS
-----------------      ----------------------                           ---------------------  ----------------

-----------------      ----------------------
  LANCE GRABER             RAY BALDWIN
EVP ACQUISITIONS         RISK & INSURANCE
-----------------      ----------------------

-----------------
  JOEL BONDER
  EVP GENERAL
    COUNSEL
-----------------

                                                      DIVISIONAL VICE PRESIDENTS

-----------------      ----------------------   ----------------        ---------------------  ----------------
 SCOTT WESSON              STEVE IRA               CARL RUFF                 JIM MATHES         STEVE PETERS
   SVP, CIO              EVP, SOUTHEAST          SVP, SOUTHWEST               SVP, EAST         VP, FAR WEST
-----------------      ----------------------   ----------------        ---------------------  ----------------


[AIMCO LOGO]

                            THE AIMCO MANAGEMENT TEAM
---------------------------------------o----------------------------------------


                      MANAGEMENT EQUITY OWNERSHIP IN AIMCO

                               SHARES AND OP UNITS


                                    [CHART]

                                  2.4 Million
                             High Performance Units

                              .9 Million OP Units


                                  4.8 Million
                                 Common Shares

           o   Represents Approximately 10% Of Total Common Equity Ownership

           o At March 31, 2001 In The Money Options Treated As Common Share Equivalents Increases Management Ownership To 11%



[AIMCO LOGO]

                              PROPERTY OPERATIONS
                                  INITIATIVES


                                   RON MONSON
                            EXECUTIVE VICE PRESIDENT
                          HEAD OF PROPERTY OPERATIONS


[AIMCO LOGO]

                        PROPERTY OPERATIONS INITIATIVES
----------------------------------------o---------------------------------------

                        AIMCO PROPERTY OPERATIONS SCALE


                                            Properties        Units
                                            ----------        -----

Conventional Owned                            731            195,930
Affordable Owned                              461             60,812
Third Party Managed                           451             56,634
                                            -----            -------
                                            1,643            313,376

     o    Currently Operate In 47 States, The District Of Columbia And Puerto
          Rico

     o    Managed Through Decentralized Property Management Team Comprised Of:

                7,919    Property Level Employees
                  563    Regional And Division Employees
                  724    Corporate And Service Center Employees
               ------
                9,206    Total Employees


     o    Annual Revenue Exceeds $2.1 Billion

[AIMCO LOGO]

                        PROPERTY OPERATIONS INITIATIVES
----------------------------------------o---------------------------------------

                         FOCUS #1: INCREASED OCCUPANCY

      Each Point Of Improved Occupancy Adds 1,360 Occupied Units That Adds $925,000 Per Month In Rental Income Or $.11 Per Share On An Annual Basis.

                                    [CHART]



MAY '01                  6.7%
JUN '01                  6.7%
JUL '01                  7.7%
AUG '01                  8.1%
SEP '01                  7.4%
OCT '01                  7.1%
NOV '01                  6.2%
DEC '01                  5.2%
JAN '02                  4.9%
FEB '02                  5.2%
MAR '02                  5.7%
APR '02                  5.9%
MAY '02                  5.4%
JUN '02                  5.9%
AVAILABLE                7.1%
MTM                      4.8%



            We Manage Our Lease Expirations To Reduce Vacancy Loss.


[AIMCO LOGO]

                        PROPERTY OPERATIONS INITIATIVES
----------------------------------------o---------------------------------------

                       FOCUS #2: REDUCE RESIDENT TURNOVER

                 AIMCO Resident Turnover Rate In 2000 Was 66%.

                     Each 1% Reduction In Resident Turnover
                      Saves $2,100,000, Or $.02 Per Share.

                                 TURNOVER COST

                                    [CHART]


Vacancy Loss           44.9% - $693
Contract Services      21.0% - $325
Supplies                2.3% - $ 35
Re-Leasing Cost        28.8% - $445
Other                   3.0% - $ 47




[AIMCO LOGO]

                        PROPERTY OPERATIONS INITIATIVES
----------------------------------------o---------------------------------------

                    FOCUS #3: IMPROVED PRICING OF NEW LEASES

Each Incremental 1% Of Rental Rate Growth Adds $6.80 Per Month To Each New Lease
  On Turnover, Resulting In $7,350,000 Additional Revenue, Or $.07 Per Share.


                                     Current

     o    Pricing By Size & Floor Plan/Style

     o    Rent Decisions Made By CM/RPM

                                 Building Toward

     o    Priced By Unit Attributes To Capture The Character Of Each Apartment

          -    Unit Attributes Include

               o    View

               o    Location

               o    Proximity

               o    Amenities

     o    Rent Decisions Made By Division Pricing Experts



[AIMCO LOGO]

                        PROPERTY OPERATIONS INITIATIVES
----------------------------------------o---------------------------------------

              FOCUS #4: INCREASE LONG-TERM VALUE OF EACH PROPERTY
                 THROUGH INCREASED CAPITAL REPLACEMENT SPENDING

     o    2000: $300 Per Door

     o    2001: $360 Per Door

     o    2002: $380 Per Door

     o    Methodology Based On

          -    Component Cost And Estimated Life

          -    AIMCO Judgement

          - Reasonableness Check With Industry Average Published By Urban Land Institute ($384)



[AIMCO LOGO]

                        PROPERTY OPERATIONS INITIATIVES
----------------------------------------o---------------------------------------

                         REVENUE MANAGEMENT CASE STUDY

                  Springhill Lake Apartments -- Greenbelt, MD
                                 (2,907 Units)
                       Effective Gross Income Improvement
                 1st Quarter 2001 Compared To 1st Quarter 2000
                       Total Overall Improvement Of 30.2%



                                  [BAR GRAPH]


1st Qtr. 2000            $5,715,276

2nd Qtr. 2000            $6,357,424

3rd Qtr. 2000            $6,995,865

4th Qtr. 2000            $7,137,880

1st Qtr. 2001            $7,438,403




[AIMCO LOGO]

                        PROPERTY OPERATIONS INITIATIVES
----------------------------------------o---------------------------------------

                         REVENUE MANAGEMENT CASE STUDY

                  Springhill Lake Apartments -- Greenbelt, MD
                        Detail Of EGI Growth Indicators


                                  [BAR GRAPH]

Concessions             (1,008)%

Vacancy Loss              (575)%

Other Rental Losses      (0.09)

Other Income               2.8 %

Bad Debt Expense          (105)%

Total Gross Potential       23%

[AIMCO LOGO]

                        PROPERTY OPERATIONS INITIATIVES
----------------------------------------o---------------------------------------

                         EXPENSE MANAGEMENT CASE STUDY

                 Chelsea Ridge Apartments - Dutchess County, NY
                         Case Study Of Expense Control
                 835 Conventional Units Acquired December 2000
                            45 Buildings, 100 Acres

                                  [BAR GRAPH]

                       Annual Payroll Savings of $655,168
                                Reduction of 41%



 Dec - 00
Staff of 51      $ 1,596,540

  Jun - 01
Staff of 22      $   941,371


[AIMCO LOGO]

                        PROPERTY OPERATIONS INITIATIVES
----------------------------------------o---------------------------------------

                         EXPENSE MANAGEMENT CASE STUDY

                 Chelsea Ridge Apartments - Dutchess County, NY


                  Annual Operating Expense Savings of $748,934
                     or $897 per unit - Reduction of 25.1%


                                  [BAR GRAPH]


       Operating Costs $2,985,000            Operating Costs $2,236,066
           or $3,575 per unit                     or $2,678 per unit

               Dec-00                                   Jan-01

[AIMCO LOGO]

                            DIGITIZATION INITIATIVES

                                R. SCOTT WESSON
                             SENIOR VICE PRESIDENT
                           CHIEF INFORMATION OFFICER




[AIMCO LOGO]

                            DIGITIZATION INITIATIVES
---------------------------------------o----------------------------------------


                          AIMCO UTILIZES TECHNOLOGY...

     o    When Proven, i.e. Without Development Risk

     o    When Effective, i.e. No Technology For Technology's Sake


[AIMCO LOGO]

                            DIGITIZATION INITIATIVES
---------------------------------------o----------------------------------------


                      AIMCO USES TECHNOLOGY WITH CUSTOMERS

     o    "Digital Storefront"

          -    Electronic Service Requests

          -    Community Information (Virtual Community)

          -    Announcements

          -    Messaging

          -    "Coast-to-Coast" Transfer Program

     o    Payment Options

          -    Pay Rent On-Line

          -    Direct-Debit

          -    Credit Card Acceptance


[AIMCO LOGO]

                            DIGITIZATION INITIATIVES
---------------------------------------o----------------------------------------


                      AIMCO USES TECHNOLOGY WITH CUSTOMERS

                          "Customer-Centric" Home Page

                                   [PICTURE]


[AIMCO LOGO]

                            DIGITIZATION INITIATIVES
---------------------------------------o----------------------------------------


                      AIMCO USES TECHNOLOGY WITH CUSTOMERS

                                   XpressRent

                                   [PICTURE]


                     Rent Payments Via Credit Card On-Line.


[AIMCO LOGO]

                            DIGITIZATION INITIATIVES
---------------------------------------o----------------------------------------


                      AIMCO USES TECHNOLOGY WITH CUSTOMERS

                                 Other Features

                                Service Requests/
                                  Feedback Form

                                    [PICTURE]

                        "Refer AIMCO To A Friend" Program

                                    [PICTURE]

                     View Other Properties -- My AIMCO Pages

                                    [PICTURE]


[AIMCO LOGO]

                            DIGITIZATION INITIATIVES
---------------------------------------o----------------------------------------


                AIMCO USES TECHNOLOGY WITH PROSPECTIVE RESIDENTS


          o    "Digital Storefront"

               -    Advanced Apartment Search

                    o    Location

                    o    Amenities

               -    Personalized Information

               -    "XpressMove" Concept

               -    Applications On-Line


[AIMCO LOGO]

                            DIGITIZATION INITIATIVES
---------------------------------------o----------------------------------------


                AIMCO USES TECHNOLOGY WITH PROSPECTIVE RESIDENTS

                                     Search

                                The Picture List

                                    [PICTURE]

                     Send A Quick Note To The Leasing Office

                                    [PICTURE]

                               The Floor Plan List

                                    [PICTURE]

      We Leverage AIMCO's Size And Reach By Allowing Prospects To See What
          Other AIMCO Properties Are Within 1-30 Miles Of This Property

                                    [PICTURE]


[AIMCO LOGO]

                            DIGITIZATION INITIATIVES
---------------------------------------o----------------------------------------


                AIMCO USES TECHNOLOGY WITH PROSPECTIVE RESIDENTS

                               Move-In (Checklist)

         Once Through The Application, Prospects Move To The XpressMove
      Options. From Here Prospects Can Choose What Services Prospects Would
          Like To Have Information On, Or Would Like Set Up (Utilities,
              Newspapers, Phone, Pager, Renter's Insurance, etc.).

                                    [PICTURE]


[AIMCO LOGO]

                            DIGITIZATION INITIATIVES
---------------------------------------o----------------------------------------


           AIMCO USES TECHNOLOGY WITH EMPLOYEES & POTENTIAL EMPLOYEES

          o    "Paperless Pay"

          o    Employee Self-Service

          o    On-line Access To:

               -    Career Opportunities

               -    Application Process

               -    Testing/Pre-Screening Process


[AIMCO LOGO]

                            DIGITIZATION INITIATIVES
---------------------------------------o----------------------------------------

                      AIMCO USES TECHNOLOGY WITH MANAGEMENT

                  o        All AIMCO Communities And Management

                           Are Connected To The Same Virtual Network

                  o        Horizon Performance Management System

                  o        AIMCO Intranet

                  o        Workflow Processes


[AIMCO LOGO]

                            DIGITIZATION INITIATIVES
---------------------------------------o----------------------------------------

                      AIMCO USES TECHNOLOGY WITH MANAGEMENT


                                 Horizon System

                  o        Controllable Operating Expenses Report

                  o        Potential Lost Revenue Report

                  o        Management "To Do List"

                  o        Performance Indicators

                  o        "Drills Down" To Property Level

                  o        Updates Daily



[AIMCO LOGO]

                                    NATIONAL
                                PURCHASING EFFORT


                                  DON MATTHEWS
                                 VICE PRESIDENT
                                   PURCHASING





[AIMCO LOGO]

                           NATIONAL PURCHASING EFFORT
---------------------------------------o----------------------------------------

                        AIMCO SPENDING BY MAJOR CATEGORY

                                    [CHART]

Utilities                15%
Site Materials           24%
Corp. Services           25%
Site Services            35%


                              TOTAL: $711 Million



[AIMCO LOGO]

                           NATIONAL PURCHASING EFFORT
---------------------------------------o----------------------------------------

                       OBJECTIVES OF IMPROVED PURCHASING


                  o        Reduced Material Costs

                  o        Reduced Service Costs

                  o        Reduced Transaction Costs




[AIMCO LOGO]

                           NATIONAL PURCHASING EFFORT
---------------------------------------o----------------------------------------

MULTIPLE ROUTES TO IMPROVED PURCHASING

     o    Technical Expertise

          -    Understand The Value Equation Of Materials And Services

     o    Transparency

          -    Unbundle Costs

          -    Exert Cost Component Control

     o    Discovery

          -    Survey The Marketplace

          -    Identify Opportunity

     o    Leverage

          -    Standardize Spending

          -    Commit Spending


[AIMCO LOGO]

                           NATIONAL PURCHASING EFFORT
---------------------------------------o----------------------------------------

                              PURCHASING CASE STUDY

                  Overview Of Maintenance, Repair And Operating
                           ("MRO") Spend And Process

                                   o   Why MRO

                                   o   Discovery

                                   o   Leverage

                                   o   Execution


[AIMCO LOGO]

                           NATIONAL PURCHASING EFFORT
---------------------------------------o----------------------------------------

                           AIMCO PURCHASING CASE STUDY

                               Impact on MRO Spend

                                    [GRAPH]

                              Number Of
                         Products Purchased
                         ------------------

Unleveraged Count               227

Leveraged Count                  68


     o    Standardization Of Spending Resulted In A Reduction Of 15%

     o    Commitment Of Spending Resulted In An Additional Reduction Of 5%


[AIMCO LOGO]

                            PARTNERSHIP ACQUISITIONS

                                    PAT FOYE
                            EXECUTIVE VICE PRESIDENT



[AIMCO LOGO]

                            PARTNERSHIP ACQUISITIONS
---------------------------------------o----------------------------------------


                               PARTNERSHIP ASSETS


                    AIMCO Currently Controls 1,228 Properties
                       Held in 1,064 Limited Partnerships


                                PROPERTIES OWNED


                                  [BAR CHART]

                 Year          Number of Properties
                 ----          --------------------
                 1998                 1,144
                 1999                 1,124
                 2000                 1,249
              June 2001               1,228



[AIMCO LOGO]

                            PARTNERSHIP ACQUISITIONS
---------------------------------------o----------------------------------------


                               PARTNERSHIP ASSETS


            At June 2001 Aimco Average Partnership Ownership Is 60.7%


                                AVERAGE OWNERSHIP


                                  [BAR CHART]

                 Year          Percentage Owned
                 ----          ----------------
            Dec. 31, 1998           26.40%
            Dec. 31, 1999           40.07%
            Dec. 31, 2000           57.05%
             June, 2001             60.70%



[AIMCO LOGO]

                            PARTNERSHIP ACQUISITIONS
---------------------------------------o----------------------------------------


                               PARTNERSHIP ASSETS


                               LP Equity Acquired

                                  [BAR CHART]

                 Year        Dollars in Millions
                ------       -------------------
                 1997               $ 33
                 1998               $ 96
                 1999               $271
                 2000               $195
              Q1 2001               $ 56



[AIMCO LOGO]

                            PARTNERSHIP ACQUISITIONS
---------------------------------------o----------------------------------------


                               PARTNERSHIP ASSETS


         Total Number Of Partnership Transactions Since 1998 -- 125,000


                               TOTAL NUMBER OF LPS


                                  [BAR CHART]

              Year          Total Number of LPs
              ----          -------------------
            Dec. 1998             321,000
            Dec. 1999             239,000
            Dec. 2000             203,000
            Apr. 2001             196,000


[AIMCO LOGO]

                            PARTNERSHIP ACQUISITIONS
---------------------------------------o----------------------------------------




                               PARTNERSHIP ASSETS


             Aimco Treats Partnership Assets Identically To Wholly-
                  Owned Assets, And That Has Been Good For LPs

                                     SALES

                                  [BAR CHART]

                             Properties
                 Year           Sold            Dollars in Millions
                ------       ----------         -------------------
                 1998             9                   $ 67
                 1999            49                   $352
                 2000            60                   $426
               June 2001         21                   $121


                                 DISTRIBUTIONS

                                  [BAR CHART]

                 Year        Dollars in Millions
                ------       -------------------
                 1998              $138
                 1999              $182
                 2000              $214




[AIMCO LOGO]

                                ENHANCEMENTS AND
                                  REDEVELOPMENT


                                 JOSEPH DETUNO
                            EXECUTIVE VICE PRESIDENT
                                 REDEVELOPMENT


[AIMCO LOGO]

                         ENHANCEMENTS AND REDEVELOPMENT
---------------------------------------o----------------------------------------

                                    OVERVIEW

         AIMCO Owns Numerous Properties Where AIMCO Can Invest Profitably In Redevelopment And Enhancements





         o     Redevelopment


               - Significant Rental Increases


         o     Enhancements


               - Rental Increase Correlates To Specific Upgrade


[AIMCO LOGO]

                         ENHANCEMENTS AND REDEVELOPMENT
---------------------------------------o----------------------------------------



                                     SCOPE

                 REDEVELOPMENT                           PROPERTY
                                                        ENHANCEMENT


                 "A" Location                        "A" Or "B" Location
                 "C" Condition                         "B+" Condition
            Rent Increase Focused On              Rent Increase Focused On
          Current Class "A" Market Rents              Specific Upgrade

                - Change Resident Profile             - Kitchens & Baths

                - Class "A" Management                - "Customize Your Home"

                - Design Upgrades                     - Storage/Garages

                - Amenity Upgrades                    - Unit Upgrades


[AIMCO LOGO]

                         ENHANCEMENTS AND REDEVELOPMENT
---------------------------------------o----------------------------------------


                                    PROCESS


      o     Determine Potential Viability

      o     Prepare Initial And Final Business Plans

      o     Establish Program Requirements That Meet The
            Needs Of The Resident

      o     Determine Appropriate Design Solutions That Meet Those Needs

      o     Manage The Total Implementation Of The Redevelopment

      o     Provide Cost Control And Accurate Reporting Of Projected Results

      o     Avoid Risks Associated With New Development


[AIMCO LOGO]

                         ENHANCEMENTS AND REDEVELOPMENT
---------------------------------------o----------------------------------------


                             REDEVELOPMENT PIPELINE



                                  [BAR CHART]

                                    (In Millions)

Total Redevelopment                  5,512 Units
Approved Construction                3,418 Units
Pre-Construction                     2,094 Units

[AIMCO LOGO]

                         ENHANCEMENTS AND REDEVELOPMENT
---------------------------------------o----------------------------------------



                         PROPERTY REDEVELOPMENT STRATEGY


         o     Control Value At Risk To About $400 Million Annually

         o     Returns On "New Money" >12%. [ACTUAL 13%]

         o     Returns On "New Money"+Current Value >10%
               [ACTUAL 10.2%]

         o     Leveraged IRR > 20%. [ACTUAL 21%]

         o     Redevelopment Budget < 85% Of Replacement Cost

         o     Earn Revenue Throughout Redevelopment Process By
               Managing The Takedown Of Units


[AIMCO LOGO]

                         ENHANCEMENTS AND REDEVELOPMENT
---------------------------------------o----------------------------------------


                               PROPERTY REPOSITION
                            Case Study: Boulder Creek


                                   [PICTURE]



[AIMCO LOGO]

                         ENHANCEMENTS AND REDEVELOPMENT
---------------------------------------o----------------------------------------


                               PROPERTY REPOSITION
                              CASE STUDY: RIVERLOFT


                                   [PICTURE]


[AIMCO LOGO]

                         ENHANCEMENTS AND REDEVELOPMENT
---------------------------------------o----------------------------------------




                               PROPERTY REPOSITION
                       CASE STUDY: THE HILLS OF ARBORETUM


                                   [PICTURE]



[AIMCO LOGO]

                         ENHANCEMENTS AND REDEVELOPMENT
---------------------------------------o----------------------------------------



                               PROPERTY REPOSITION
                           CASE STUDY: GRAND FLAMINGO


                                   [PICTURE]
                                   [PICTURE]



[AIMCO LOGO]

                         ENHANCEMENTS AND REDEVELOPMENT
---------------------------------------o----------------------------------------


                              PROPERTY ENHANCEMENT
                    CASE STUDY: KITCHEN AND BATH INITIATIVES
                        "BUY NATIONALLY, INSTALL LOCALLY"


         o   Objective:          To Improve Kitchens And Baths For 10,000
                                 Apartment Homes Annually For Those Properties
                                 That Can Increase Rents And Produce
                                 Unleveraged IRR Of 12% Or More


         o   Criteria:           Location Rating: 8 Or Better On A Scale Of 10
                                 Existing Rents Are At Least $800/Month


         o   Program Structure:  Identify Properties
                                 Conduct Survey
                                 National Design Firm For Standardization
                                 Create National Buying Accounts
                                 Secure Bids By Local GCs Thru ROC's
                                 Control Quality Through On-Site Inspections



[AIMCO LOGO]

                         ENHANCEMENTS AND REDEVELOPMENT
---------------------------------------o----------------------------------------


                          PROPERTY ENHANCEMENT STRATEGY

     o    Understand And Address Specific Needs Of Current Residents

     o    Seek To Enhance Bottom Line With Increase In Future Revenue

     o    Unleveraged IRR > 12%

     o    Revenue Stream Unaffected Because Enhancement Upon Turnover Of Units

     o    Risk Reduction Through Testing Limited Number Of Units

     o Control Costs Through Continuous Budgeting And Reporting System That Tracks Costs And Income


[AIMCO LOGO]

                              AFFORDABLE PORTFOLIO

                                  LANCE GRABER
                            EXECUTIVE VICE PRESIDENT


[AIMCO LOGO]

                              AFFORDABLE PORTFOLIO
---------------------------------------o----------------------------------------


                               PORTFOLIO OVERVIEW

     o    Approximately 450 Properties Containing Approximately 59,000 Units

     o    Average Aimco Ownership Is Approximately 30% With Minimal Invested
          Capital

     o    Properties Located In 34 States, Puerto Rico And Washington, D.C.

     o    Rural, Urban And Suburban Locations

     o    Affordable Restrictions Stemming From

          -    Project-Based And Tenant-Based Subsidies

          -    FHA Insured Mortgages

          -    Farmer's Home Properties

          -    State Housing Finance Agency Bonds

[AIMCO LOGO]

                              AFFORDABLE PORTFOLIO
---------------------------------------o----------------------------------------

MARKETS                 UNITS
-------                 -----

PA                       6990
NY                       5736
MD                       4801
FL                       4364
IL                       3326
OH                       2354
TX                       2221
MO                       2049
SC                       1952
CA                       1883
VA                       1829
GA                       1568
MI                       1310
TN                       1220
MA                       1218
NC                       1159
AL                       1096
PR                       1056
DC                       1043
NJ                        687
OTHER MARKETS            5673


[AIMCO LOGO]

                    INTERNAL VALUE REALIZATION OPPORTUNITIES
---------------------------------------o----------------------------------------

                             PORTFOLIO REALIZATION


     o Aimco Is Reviewing The Entire Affordable Portfolio To Establish And Implement A Strategic Plan For Each Property

     o    Alternatives Include:

          -    Sale

          -    Rehabilitation Using Low Income Housing Tax Credits

          -    Conversion To Conventional Status

[AIMCO LOGO]

                              AFFORDABLE PORTFOLIO
---------------------------------------o----------------------------------------


                       PORTFOLIO RATIONALIZATION -- SALES

     o    Properties Are Identified For Sale Based Upon Location Rankings

     o Lower Rated Properties With Non-Enduring Locations Are Listed Through Brokers With A National Presence And Expertise In Affordable Housing

     o    2001 Sale Activity

          - Closed Transactions -- 13 Properties, 1,680 Units With $9.07 Million Cash Proceeds To Aimco

          -    Under Contract With Hard Deposit -- 25 Properties, 2,375 Units

          -    Under Letter Of Intent -- 12 Properties, 1,243 Units

          -    Marketing For Sale -- 71 Properties, 7,103 Units

[AIMCO LOGO]

                              AFFORDABLE PORTFOLIO
---------------------------------------o----------------------------------------


                PORTFOLIO RATIONALIZATION-- REHABILITATION USING
                         LOW INCOME HOUSING TAX CREDITS

     o Aimco Sponsored Partnership Purchases An Affordable Property In The Aimco Portfolio

     o The Sale And Subsequent Rehabilitation Of The Property Generates Low Income Housing Tax Credits

     o The Acquisition And Rehabilitation Are Financed Through The Issuance Of Volume Cap Tax-Exempt Bonds, Mezzanine Debt And The Syndication Of The Tax Credits

     o    Aimco Retains Property Management

     o    Aimco Retains Control Of The Residual Value Of The Property

     o Income Is Generated Through Various Sources Including Disposition Fees, Development Fees, Syndication Fees, Management Fees And Property Cash Flow


[AIMCO LOGO]

                              AFFORDABLE PORTFOLIO
---------------------------------------o----------------------------------------


                         CASE STUDY -- DARBY TOWNHOUSES

                             BACKGROUND INFORMATION

     o    172-Unit Townhouse Development In Sharon Hill, Pennsylvania

     o    Aimco Is GP With A 4.93% Interest In The Property


                              TRANSACTION OVERVIEW

     o    Aimco Has Contracted To Purchase The Property For $8.5 Million

     o Aimco Has Received A Bond Cap Allocation To Issue Tax-Exempt Bonds To Fund A First Mortgage Of $7.4 Million - The Project Will Be Syndicated To A New Low-Income Housing Tax Credit Investor With Anticipated Proceeds Of Approximately $2.5 Million


[AIMCO LOGO]

                              AFFORDABLE PORTFOLIO
---------------------------------------o----------------------------------------


                         CASE STUDY -- DARBY TOWNHOUSES

                              TRANSACTION OVERVIEW

     o A Portion Of The Proceeds Will Be Used To Fund A $1.36 Million Rehabilitation Of The Property

     o    Aimco Is Projected

          -    To Recover Its Entire Investment

          -    To Receive Annual Cash Flow Of $285,000 With No Invested Capital


[AIMCO LOGO]

                              AFFORDABLE PORTFOLIO
---------------------------------------o----------------------------------------


                     PORTFOLIO RATIONALIZATION - CONVERSION


     o   Target Properties In Enduring Locations

     o   Use Aimco's Redevelopment Expertise To Rehabilitate The Property

     o   Achieve A Cost Advantage As Compared To Ground Up Development


[AIMCO LOGO]

                              AFFORDABLE PORTFOLIO
---------------------------------------o----------------------------------------


                     PORTFOLIO RATIONALIZATION - CONVERSION

                                    Examples

     o    Aspen Point, 120 Units Located In Arvada, Colorado

          -    Purchased For $2.39 Million ($19,881/Unit)

          -    Renovation Capital Of $2.37 Million ($19,771/Unit)

          -    Total Investment Of $4.76 Million ($39,652/Unit)

          -    Leveraged IRR In Excess Of 20%

     o    Broadmoor Ridge, 200 Units Located in Colorado Springs, Colorado

          -    Purchased For $2.07 Million ($10,337/Unit)

          -    Renovation Capital Of $8.62 Million ($43,123/Unit)

          -    Total Investment Of $10.69 Million ($53,460/Unit)

          -    Leveraged IRR Of Approximately 21%


[AIMCO LOGO]

                                  ACQUISITIONS
                                AND DISPOSITIONS


                                  HARRY ALCOCK
                            EXECUTIVE VICE PRESIDENT
                            CHIEF INVESTMENT OFFICER


[AIMCO LOGO]

                                  ACQUISITIONS
---------------------------------------o----------------------------------------

                         GENERAL UNDERWRITING CRITERIA

                   o     Purchase Properties Below Replacement Cost (20% Or
                         More)

                   o     In Good Locations

                   o     Accretive To Existing Shareholders

                   o With IRR Greater Than 20% (Based On 20-Year Hold And Standard Leverage Ratio Of 55%)


[AIMCO LOGO]

                                  ACQUISITIONS
---------------------------------------o----------------------------------------



                                  TRANSACTIONS

               o Aimco Is An Opportunistic Buyer. As Such, Aimco Does Not Participate In Cash Auctions

               o Aimco Deals Typically Have Some Characteristic Other Than Absolute Price:

                      - OP Unit Deals For Tax Deferral

                      - Speed/Certainty Of Execution

                      - Aimco Owns Adjacent Property

                      - Property In Aimco's Management Portfolio



[AIMCO LOGO]

                                  ACQUISITIONS
---------------------------------------o----------------------------------------


                         ACQUISITIONS - 1998 TO PRESENT

               o 73 Properties Totaling 24,180 Units Purchased (Excluding Insignia, Ambassador And Oxford)

                    64% - 47 Properties Included OP Units

                    18% - 13 Closed In Advance Of Broader Marketing Process
                             Because Of Offered Speed/Certainty

                    11% - 8 Properties From Managed Portfolio

                     4% - 3 Properties Immediately Adjacent To Existing

                     3% - 2 Miscellaneous Properties
                  ----
                   100%



[AIMCO LOGO]

                                  ACQUISITIONS
---------------------------------------o----------------------------------------


                       OP UNITS -- AIMCO PROPERTIES, L.P.


      o    Aimco Is An UPREIT Or "Operating Partnership" ("OP")

      o    OP Unit Represents Limited Partnership Interest In The OP

      o    OP Units Receive Same Cash Distributions As Common
           Shareholders

      o    After One Year, OP Units Are Convertible Into Common Shares

      o    Aimco OP Units Are Viewed Favorably By Sellers Because

           - Aimco Shareholder Returns Have Exceeded Peer Group

           - Aimco Use Of Non Recourse Debt Is Lower Risk


[AIMCO LOGO]

                                  ACQUISITIONS
---------------------------------------o----------------------------------------


                     OP UNITS -- REGENCY/DREYFUSS CASE STUDY

                     o     Regency (In Millions):

                           Acquisition Price                        $   248.4

                           Funding Of Acquisition:
                             Existing Debt                               92.0
                             Common OP Units                             35.5
                             Preferred OP Units                          42.1
                             Cash                                        78.8

                           Sources Of Cash For Closing:

                           Refinance Existing Debt At Closing       $   149.4
                             Less Existing Debt                          92.0
                                                                    ---------
                             Source Of Cash From Refinancing             57.4
                             Cash From Aimco                             21.4
                                                                    ---------
                             Total Cash At Closing                  $    78.8


[AIMCO LOGO]

                                  ACQUISITIONS
---------------------------------------o----------------------------------------


                     OP UNITS -- REGENCY/DREYFUSS CASE STUDY

                     o     Dreyfuss (In Millions):

                           Acquisition Price                       $      56.6

                           Funding Of Acquisition:

                             Debt                                         33.5

                             Convertible Preferred OP Units               19.7

                             Cash                                          3.4

[AIMCO LOGO]

                                  ACQUISITIONS
---------------------------------------o----------------------------------------


                                    MARKETS

                     o     Markets Are Inherently Cyclical


                     o     At Any Time, Some Are Good And Some Are Bad


                     o Based On Torto Wheaton Forecasts, Good Markets The Next Five Years Should Include:

                           - Boston

                           - Los Angeles

                           - Oakland


                     o     Aimco Acquisitions Are Opportunistic


                     o     Pricing Tends To Reflect Positive Market Fundamentals


                     o     Aimco Requires 20% IRR



[AIMCO LOGO]

                                  ACQUISITIONS
---------------------------------------o----------------------------------------


                                 IRR SENSITIVITY

                     In Order To Achieve A 20% IRR Based On
                     20 Year Hold, 55% Leverage, 7.5% Interest Rate:

                     o     Typical Aimco Deal

                           - 10.25% Cap Rate

                           - 3% Free Cash Flow Growth Per Annum

                     o     Example 1

                           - 7.5% Cap Rate

                           - 25% Free Cash Flow Growth For Two Years, Then 3%

                     o     Example 2

                           - 7.5% Cap Rate

                           - 15% Free Cash Flow Growth For Four Years, Then 3%

                     o     Example 3

                           - 7.5% Cap Rate

                           - 7.75% Free Cash Flow Growth For 20 Years


[AIMCO LOGO]

                                  DISPOSITIONS
---------------------------------------o----------------------------------------


                            OVERVIEW OF SALES PROCESS


                     o     Rank Properties By Location Quality

                     o     Sell Properties With Lowest Ranking

                     o     Use Brokers For Broad Marketing And
                           Highest Price

                           - Provide No Listing Prices

                           - Sell Individual Properties, Not Portfolios

                     o     Continual Process


[AIMCO LOGO]

                                  DISPOSITIONS
---------------------------------------o----------------------------------------


                         PAST SALES ACTIVITY - 1999-2001


                     o     Sold 103 Properties

                     o     Totaling 23,124 Units

                     o     Gross Sales Price Was $825 Million

                     o     Sold 55 Commercial Properties

                     o     Gross Sales Price Was $287 Million


[AIMCO LOGO]

                                 PROPERTY LEVEL
                                 DEBT OVERVIEW



                                 PATTI FIELDING
                              SENIOR VICE PRESIDENT
                                      DEBT

[AIMCO LOGO]

                          PROPERTY LEVEL DEBT OVERVIEW
---------------------------------------o---------------------------------------

                              AIMCO ALL PROPERTIES

                      Mortgage Balances As Of May 31, 2001

                                    [CHART]


Conventional Properties    $  4.0 Billion
Affordable Properties      $  1.3 Billion
Tax Exempt Properties      $  1.2 Billion
Other Properties           $ 16.0 Million

Total Mortgages            $  6.5 Billion

[AIMCO LOGO]

                          PROPERTY LEVEL DEBT OVERVIEW
---------------------------------------o---------------------------------------

                                 DEBT STANDARDS

                        o     Leverage At 65% LTV Or Less

                        o     Fixed Rate

                        o     Fully Amortizing - Generally 15/15 Or 20/20

                        o     Non Recourse




[AIMCO LOGO]

                          PROPERTY LEVEL DEBT OVERVIEW
---------------------------------------o---------------------------------------

                                  AIMCO LENDERS

                        o     Freddie Mac

                        o     Fannie Mae

                        o     Northwestern Mutual Life Insurance

                        o     J.P. Morgan

                        o     Metropolitan Life Insurance Company

                        o     Wells Fargo

                        o     Mass Mutual Life Insurance Company

                        o     General Electric Financial Assurance (GEFA)

                        o     debis Financial Services, Inc.




[AIMCO LOGO]

                             MANAGING FINANCIAL RISK
---------------------------------------o---------------------------------------

                             AIMCO COST OF BORROWING
                            SECURED VERSUS UNSECURED
                                (AS OF 6/15/01)

                                    [CHART]

                                                   Interest Rate
                                        ----------------------------------
                                        1999           2000           2001
                                        ----           ----           ----

10 Year Treasury                        5.68%          5.92%          5.39%

Tax Exempt Bonds - LTV 55%              6.36%          6.50%          6.18%

Conventional - LTV 55%                  7.36%          7.72%          7.19%

Interpolated 13 Year "A" Rated
  REIT Debt (Corporate)                 7.50%          8.10%          7.78%




[AIMCO LOGO]

                          PROPERTY LEVEL DEBT OVERVIEW
---------------------------------------o---------------------------------------

                           1998 TO 2001 LOAN CLOSINGS
                    TOTAL - NOT ADJUSTED FOR AIMCO OWNERSHIP

                                    [CHART]

                           Millions Closed
12/31/1998                    $   631

12/31/1999                    $   726

12/31/2000                    $   813


06/30/2001                    $   683
  YTD

12/31/2001
 Projected
 Full Year                    $ 1,500



[AIMCO LOGO]

                               FINANCIAL OVERVIEW

                                 PAUL MCAULIFFE
                            EXECUTIVE VICE PRESIDENT
                            CHIEF FINANCIAL OFFICER



[AIMCO LOGO]

                               FINANCIAL OVERVIEW
-----------------------------------------o--------------------------------------

                            AIMCO EARNINGS SEGMENTS

                 o   Reduced Non-Recurring Income

                 o   Reduced Management (Service Business) Income



                                             1999                2000
                                             ----                ----

Real Estate                                   82%                 85%

Recurring Interest Income                      4%                  6%

Service Businesses                             7%                  5%

Transactions (Fees And Accretion)              7%                  4%


[AIMCO LOGO]

                               FINANCIAL OVERVIEW
-----------------------------------------o--------------------------------------

                    AIMCO EARNINGS DISCLOSURE HAS INCREASED

                    -    Consolidation Of Taxable Reit Subsidiaries

                    - Pro Rata Consolidated Balance Sheet (Includes Aimco's Ownership Effected Share Of Unconsolidated Partnerships)

                    - Free Cash Flow Segment Footnote Reconciled To GAAP Income Statement

                    -    NAV (Quarterly Calculation)


[AIMCO LOGO]

                               FINANCIAL OVERVIEW
-----------------------------------------o--------------------------------------

                                 AIMCO LIQUIDITY

o    Internal Sources

     -    $550 Million Estimated In 2001 ($458 Million In 2000) From

          o    Cash Cushion From Operations

          o    Property Debt Refinancing Proceeds

          o    Sales Proceeds


o    External Sources

     -    $260 Million Year-To-Date In 2001 ($223 Million In 2000)

          o    OTEF

               -    Effective Common Issuance Of $100 Million At $53/Share

               - Convertible Preferred Issuance Of $100 Million At 9% Dividend And $56/Share Price Conversion

          o    Perpetual Preferred

[AIMCO LOGO]

                               FINANCIAL OVERVIEW
-----------------------------------------o--------------------------------------

                                AIMCO LIQUIDITY

                                 Credit Facility


                    o    $400 Million Commitment

                    o    $164 Million Available As Of June 2001

                    o    Matures July 2004 (Including Extensions)

                    o    11 Domestic And Foreign Participating Banks



[AIMCO LOGO]

                               FINANCIAL OVERVIEW
-----------------------------------------o--------------------------------------

                                 AIMCO LIQUIDITY


                                  Cash Cushion


YEAR           (MILLIONS)
----           ----------
1999                $ 97

2000                $107

2001(E)             $125

                   Cash Cushion Is AFFO Less Common Dividends
                         And Principal Payments On Debt


[AIMCO LOGO]

                               FINANCIAL OVERVIEW
-----------------------------------------o--------------------------------------

                          AIMCO BALANCE SHEET HAS BEEN
                              CONSISTENT OVER TIME


                    Corporate Leverage And Liquidity Policies

Financial Ratios

      o Maintain Free Cash Flow Coverage Of Interest And Preferred Dividends Of Greater Than 2.0

      o     Development/Redevelopment Not To Exceed 10% Of Equity

      o     Preferred Equity Not To Exceed 15% Of Total Market Capitalization

Liquidity

      o Line Of Credit Balance Outstanding Of No More Than Two Year's Retained Cash

      o Term Debt Must Be Repayable From Internal Sources Such As Cash Cushion And Property Refinancings Over Its Agreed Term Without Reliance On External Capital Events Such As Property Sales Or Equity Issuance

[AIMCO LOGO]

                               FINANCIAL OVERVIEW
-----------------------------------------o--------------------------------------

               AIMCO BALANCE SHEET HAS BEEN CONSISTENT OVER TIME


               In The Past 12 Months, Aimco Has Maintained Balance
                Sheet Discipline While Increasing Footings By 53%


IN MILLIONS                                     MARCH 31, 2000      SEPTEMBER 30, 2000       MARCH 31, 2001
-----------                                     --------------      ------------------       --------------


Mortgage Debt-Nonrecourse                    $2,849        43.3%     $3,636        42.0%     $4,308        45.3%
Corporate Short-Term Debt                       277         4.2         454         5.2         276         2.9
      Total Debt                              3,126        47.5       4,090        47.2       4,584        48.2

Perpetual Preferred Stock                       316         4.8         316         3.7         379         4.0
Convertible Preferred Stock                     605         9.2         687         7.9         784         8.2
Common Stock & OP Units (At Market)           2,532        38.5       3,566        41.2       3,763        39.6

      Total Permanent Capital                 3,453        52.5       4,569        52.8       4,926        51.8
                                             ------       -----      ------       -----      ------        ----
Total Market Capital                         $6,579       100.0%     $8,659       100.0%     $9,510         100%
                                             ------       -----      ------       -----      ------        ----

Line of Credit Availability                  $   73                  $  175                  $  164      (June)


FCF To Interest                               2.6:1                   2.8:1                   2.4:1
FCF To Interest And Preferred Dividends       2.0:1                   2.1:1                   2.0:1



[AIMCO LOGO]

                               FINANCIAL OVERVIEW
-----------------------------------------o--------------------------------------

                              AIMCO COST OF CAPITAL


                                       $ AMOUNT           PERCENT OF     PROSPECTIVE       WEIGHTED
IN MILLIONS                            AT 3/31/01           TOTAL           COST             COST
-----------                            ----------         ----------     -----------       --------

Taxable Property Debt                   $   3,540               37.2%           7.08%           2.6%
Tax Exempt Property Debt                $     768                8.1%           6.00%           0.5%
Credit Facility                         $     276                2.9%           6.50%           0.2%
Perpetual Preferred                     $     379                4.0%           10.0%           0.4%
Convertible Preferred                   $     784                8.2%           15.0%           1.2%
Common Stock (At Market)                $   3,763               39.6%           20.0%           7.9%
                                        ---------         ----------     -----------       --------
  Total                                 $ 9,510.0              100.0%
                                        ---------         ----------
  Weighted Average Cost Of Capital                                                             12.9%
                                                                                           --------


[AIMCO LOGO]

                               FINANCIAL OVERVIEW
-----------------------------------------o--------------------------------------


                          AIMCO HAS BUILT-IN DELEVERING

                           o   Scheduled Property Debt Amortization

                           o   Preferred Stock Conversions


[AIMCO LOGO]

                               FINANCIAL OVERVIEW
-----------------------------------------o--------------------------------------

                          AIMCO HAS BUILT-IN DELEVERING


                      Scheduled Property Debt Amortization

                         (In Millions -- As Of 12/31/00)

                                  2001        2002          2003      2004
                                  ----        ----          ----      ----
Cumulative Amortization           $ 80        $163          $256      $353

Annual Amortization               $ 80        $ 83          $ 93      $ 97


[AIMCO LOGO]

                               FINANCIAL OVERVIEW
-----------------------------------------o--------------------------------------

                          AIMCO HAS BUILT-IN DELEVERING


                          Preferred Equity Conversions



                                               Amount                   Date Of                  Conversion
              Security                      (In Millions)             Redemption                    Price
              --------                      -------------             ----------                 ----------
            TOPRS                              $   32                      12-99                    $49.61
            Class B - Pref OP                      35                      12-01                     40.00
            Class K                               125                       2-02                     42.00
            Class L                               125                       6-02                     46.48
            Class B                                42                       8-02                     30.45
            Class M                                30                       1-03                     44.00
            Class N*                              100                       9-03                     52.50
            Class O*                              100                       9-03                     52.50
            Class P*                              100                       3-04                     56.00
                                               ------
            Subtotal                              689
            Various Pref OP                        95
                                               ------
            Total                              $  784
                                               ======

     * The N, O And P Have Early Conversion Features Based On Either Investor Achieving 20% IRR Or Meeting Share Price Thresholds


[AIMCO LOGO]

                               FINANCIAL OVERVIEW
-----------------------------------------o--------------------------------------

                         AIMCO HAS BUILT-IN DELEVERING

            $689 Million Of Prospective Preferred Equity Conversions



 Preferred
Conversions  (Millions)
-----------  ----------

2001           $ 67

2002           $292

2003           $230

2004           $100



[AIMCO LOGO]

                               FINANCIAL OVERVIEW
-----------------------------------------o--------------------------------------


                          AIMCO HAS BUILT-IN DELEVERING

                      Over $1 Billion Aggregate Delevering




Year            ($ Millions)
----            ------------
2001                $144

2002                $375

2003                $323

2004                $197

            Convertible Preferred Conversions Plus Debt Amortization



Coverage Ratios Without New Leverage               2001         2002          2003          2004
------------------------------------               ----         ----          ----          ----
Free Cash Flow To Interest                        2.6 : 1      2.6 : 1      2.8 : 1        3.0 : 1
Free Cash Flow To Interest and Preferred          2.0 : 1      2.2 : 1      2.4 : 1        2.7 : 1

[AIMCO LOGO]

                               FINANCIAL OVERVIEW
-----------------------------------------o--------------------------------------


                    AIMCO TRADES AT LESS THAN NET ASSET VALUE


                                                                                    NAV (3/31/01)
                                                                                    -------------
                     Total Implied Value Of Real Estate                             $   9,258,129

                     Total Implied Value Of Service Business                              442,420

                     Total Implied value Of Activity Based Fees                           149,400

                     Book Value Of Other Current Assets                                 1,135,546
                                                                                    -------------
                     Total Assets                                                      10,985,496
                                                                                    -------------
                     Total Liabilities                                                  5,957,731
                                                                                    -------------
                     NET ASSET VALUE                                                $   5,027,765
                                                                                    -------------
                     Shares And OP Units Outstanding                                       99,822
                                                                                    -------------
                     NET ASSET VALUE PER SHARE                                      $       50.37
                                                                                    -------------
                     * A Detailed Version Of This Calculation Can Be Accessed
                       On The Aimco Website


[AIMCO LOGO]